Exhibit 10.1

Addendum No. 2

to Contract No. 840/08625142/25/158-15 dtd 2015.12.07

Date of signature: October 16, 2017

THE SELLER

The Joint Stock Company «Isotope», (JSC «isotope»)

Pogodinskaya str., 22, Moscow, 119435, Russia.

Phone: +7(499) 245-01-18, 245-13-81.

THE BUYER

The Company IsoRay Medical Inc.

350 Hills Street, Suite 106

Richland, WA 99354-5411 USA

THE BUYERS and THE SELLERS have mutually agreed about the following:

1.           The Manufacturer of the Goods under the present contract may also be:

- JSC “SSC RIAR”, 9, Zapadnoye shosse, Dimitrovgrad,

Ulyanovsk region, 433510,

Russian Federation.

Phone: +7 (84235) 6 56 57

Fax: +7 (84235) 6 56 58

e-mail: orip@niiar.ru

2.           The Shipper of the Goods under the present contract may also be:

- JSC “SSC RIAR”, 9, Zapadnoye shosse, Dimitrovgrad,

Ulyanovsk region, 433510,

Russian Federation.

Phone: +7 (84235) 6 56 57

Fax: +7 (84235) 6 56 58

e-mail: orip@niiar.ru

or

MedikorPharma-Ural LLC

620109 Sverdlovskaya region,

Yekaterinburg, Krulya Street, 2, apartment 192

Tel.: 8(343) 270-75-29

E-mail:8(343) 270-75-29

THE BUYERS and THE SELLERS have mutually agreed that under the present Contract during 2017 and 2018 the Sellers will deliver to the Buyers the following Goods:

Denomination and Specifications of the Goods.	Total activity of the lot on the calibration date, Ci	Quantity of lots, pcs	Price, USD per one lot	Amount, USD
Dehydrated water soluble cesium-131 salt The technical characteristic of the goods indicated in appendix 3 to the present contract	[**]	[**]	[**]	[**]

The Goods are to be shipped in non-returnable type A transport packing sets. The value of the packing sets is included into the Goods price.

Total activity of the lot is established in accordance with the calibration date provided in the Buyers written order set to 12:00 p.m. (noon) Pacific Standard Time.

The Amount of the Contract increases by [**] USD and total sum of the contract will be [**] USD ([**] USD only).

To prolong the period of validity of the present contract till the 31st of December, 2018.

The present addendum is the integral part of contract 840/08625142/25/158-15 and may be signed by E-mail.

All the rest terms of Contract No. 840/08625142/25/158-15 and Addendum 1 to it remain unchanged.

THE SELLERS /s/ B.V. Aakaiev B. V. Aakaiev Director General, JSC «isotope»	THE BUYERS /s/ Thomas LaVoy CEO IsoRay Medical Inc. 10-23-2017

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.